Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status

5. TAX STATUS:

The Plan adopted T. Rowe Price's savings plan document, which received a favorable opinion letter from the IRS, dated August 19, 2020, stating that it is qualified under the applicable requirements of the Internal Revenue Code (“IRC”) and is, therefore, not subject to tax under present income tax laws. The Company believes that the Plan is designed and is currently being operated in compliance with the applicable provisions of the IRC.

Management evaluated the Plan's tax positions and concluded that the Plan had maintained its tax-exempt status and had taken no uncertain tax positions that require adjustment to the financial statements. Therefore, no provision or liability for income taxes has been included in the financial statements. The Plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.